Merger with the WarnerMedia Business of AT&T On April 8, 2022, Discovery, Inc. (“Discovery”) completed its merger (the “Merger”) with the WarnerMedia business of AT&T Inc. (the “WarnerMedia Business”) and changed its name to “Warner Bros. Discovery, Inc.” (“Warner Bros. Discovery”, “WBD”, the “Company”, “we”, “us” or “our”). Purpose of Trending Schedules The trending schedules summarize unaudited pro forma combined financial information to facilitate your review and understanding of the Company’s operating results. The trending schedules set forth important financial measures utilized by the Company defined by U.S. generally accepted accounting principles (“GAAP”). The Company uses non-GAAP financial measures, among other measures, to evaluate the operating performance of our business. These non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Pro Forma Combined Financial Information The unaudited pro forma combined financial information in the trending schedules presents the combined results of the Company and the WarnerMedia Business as if the Merger had been completed on January 1, 2021. Our combined Networks, DTC (as defined below), Studios and Corporate and intersegment-eliminations pro forma financial information is based on the historical operating results of the respective segments and includes adjustments in accordance with Article 11 of Regulation S-X to illustrate the effects of the Merger as if it had occurred on January 1, 2021. The unaudited pro forma combined financial information is presented for informational purposes and is not indicative of the results of operations that would have been achieved if the Merger had occurred on January 1, 2021, nor is it indicative of future results. The unaudited pro forma financial information includes, where applicable, adjustments for (i) additional costs of revenues from the fair value step up of film and television library, (ii) additional amortization expense related to acquired intangible assets, (iii) additional depreciation expense from the fair value of property and equipment, (iv) adjustments for transaction costs and other one-time non-recurring costs, (v) changes to align accounting policies, and (vi) adjustments to eliminate intercompany activity. These pro forma adjustments are based on available information as of the date hereof and upon assumptions that the Company believes are reasonable to reflect the impact of the Merger with the WarnerMedia Business on the Company's historical financial information on a supplemental pro forma basis. Adjustments do not include costs related to integration activities, cost savings or synergies that have been or may be achieved by the combined business. New Reporting Segments In connection with the Merger, the Company reevaluated and changed its segment presentation during the quarter ended June 30, 2022. Accordingly, beginning in the quarter ended June 30, 2022, and for all periods presented, we are reporting results based on the following segments: Networks, consisting primarily of our domestic and international television networks Direct-to-Consumer ("DTC"), consisting primarily of our premium pay TV and digital content services Studios, consisting primarily of the production and release of feature films for initial exhibition in theaters and/or on our DTC services, production and initial licensing of television programs to third party and our networks/DTC services, distribution of our films and television programs to various third party and internal television and streaming services, distribution through the home entertainment market (physical and digital), related consumer products and themed experience licensing, and interactive gaming. New Financial Measures Warner Bros. Discovery previously used the non-GAAP measure of Adjusted OIBDA as an important financial measure, among other measures, to evaluate the operating performance of our business. Adjusted OIBDA was defined as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring and other charges, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) certain inter-segment eliminations related to production studios, (vii) third-party transaction and integration costs, and (viii) other items impacting comparability. Beginning with the period ended June 30, 2022, and for all periods presented, Warner Bros. Discovery will utilize the non-GAAP measure of Adjusted EBITDA, as defined below and in the Notes & Definitions section as an important financial measure, among other measures, to evaluate the operating performance of our business. The Company defines Adjusted EBITDA as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring, facility consolidation, and other charges, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) certain inter-segment eliminations, (vii) third- party transaction and integration costs, (viii) amortization of purchase accounting fair value step-up for content, (ix) amortization of capitalized interest for content, and (x) other items impacting comparability. Adjusted EBITDA should be considered in addition to, but not a substitute for, operating income, net income and other measures of financial performance reported in accordance with U.S. GAAP. Pro Forma Updates During the three months ended September 30, 2022, WBD updated the previously issued Trending Schedules to reflect the following pro forma updates: (i) sports rights for the three months ended December 31, 2021 and three months ended March 31, 2022, (ii) HBO content amortization for the three months ended March 31, 2021 through the three months ended March 31, 2022, and (iii) tax effects of Advance/Newhouse Programming Partnership for the three months ended March 31, 2021. Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with U.S. GAAP, this communication may also contain certain non-GAAP financial measures. Reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the trending schedules and on the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. Rounding Numbers presented in the following materials are on a rounded basis using actual amounts. Minor differences in totals and percentages may exist due to rounding.

Consolidated statement of operations (GAAP)

Unaudited; in millions

	Pro Forma Combined					Actual		
	3 Months Ending				12 Months Ending	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22
Revenues:								
Advertising	$ 2,660	$ 2,825	$ 2,343	$ 2,761	$ 10,589	$ 2,710	$ 2,899	$ 2,042
Distribution	5,084	5,268	5,313	5,116	20,781	5,348	5,181	4,990
Content	2,835	2,942	3,108	4,307	13,192	3,174	2,510	2,531
Other	143	176	216	229	764	209	233	260
Total revenues	**10,722**	**11,211**	**10,980**	**12,413**	**45,326**	**11,441**	**10,823**	**9,823**
Costs and expenses:								
Costs of revenues, excluding depreciation and amortization	6,263	6,673	5,966	7,131	26,033	6,610	7,252	5,495
Selling, general and administrative	3,690	2,817	2,991	3,455	12,953	3,326	2,985	2,589
Depreciation and amortization	2,158	2,066	1,994	2,118	8,336	1,937	1,841	1,758
Restructuring and other charges	106	7	7	2	122	4	944	1,521
Asset impairment and (gain) loss on disposition and disposal groups	—	(72)	(223)	1	(294)	—	4	43
Total costs and expenses	**12,217**	**11,491**	**10,735**	**12,707**	**47,150**	**11,877**	**13,026**	**11,406**
Operating (loss) income	**(1,495)**	**(280)**	**245**	**(294)**	**(1,824)**	**(436)**	**(2,203)**	**(1,583)**
Interest expense, net	(620)	(726)	(653)	(590)	(2,589)	(584)	(551)	(553)
Other income (expense), net	138	277	(470)	(223)	(278)	577	(76)	(106)
(Loss) before income taxes	**(1,977)**	**(729)**	**(878)**	**(1,107)**	**(4,691)**	**(443)**	**(2,830)**	**(2,242)**
Income tax benefit	255	412	260	265	1,192	102	919	414
Net (loss)	**(1,722)**	**(317)**	**(618)**	**(842)**	**(3,499)**	**(341)**	**(1,911)**	**(1,828)**
Net income attributable to noncontrolling interests	(50)	(47)	(41)	(53)	(191)	(19)	(11)	(22)
Net (loss) available to Warner Bros. Discovery, Inc.	**$ (1,772)**	**$ (364)**	**$ (659)**	**$ (895)**	**$ (3,690)**	**$ (360)**	**$ (1,922)**	**$ (1,850)**

Reconciliation of net income to adjusted earnings before interest, taxes, depreciation and amortization (non-GAAP)

WARNER BROS. DISCOVERY

Unaudited; in millions

	Pro Forma Combined							Actual
	3 Months Ending				12 Months Ending	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22
Net (loss) income available to Warner Bros. Discovery, Inc.	**$ (1,772)**	**$ (364)**	**$ (659)**	**$ (895)**	**$ (3,690)**	**$ (360)**	**$ (1,922)**	**$ (1,850)**
Net income attributable to noncontrolling interests	50	47	41	53	191	19	11	22
Net income	**(1,722)**	**(317)**	**(618)**	**(842)**	**(3,499)**	**(341)**	**(1,911)**	**(1,828)**
Income tax (benefit)	(255)	(412)	(260)	(265)	(1,192)	(102)	(919)	(414)
Other (income) expense, net	(138)	(277)	470	223	278	(577)	76	106
Interest expense, net	620	726	653	590	2,589	584	551	553
Operating (loss) income	**(1,495)**	**(280)**	**245**	**(294)**	**(1,824)**	**(436)**	**(2,203)**	**(1,583)**
Asset impairment and (gain) loss on disposition and disposal groups	—	(72)	(223)	1	(294)	—	4	43
Restructuring and other charges	106	7	7	2	122	4	944	1,521
Depreciation and amortization	2,158	2,066	1,994	2,118	8,336	1,937	1,841	1,758
Employee share-based compensation	200	112	86	88	486	113	115	113
Transaction and integration costs	793	36	124	280	1,233	305	201	59
Amortization of fair value step-up for content	755	631	435	546	2,367	458	864	513
Adjusted EBITDA[(1)]	**$ 2,517**	**$ 2,500**	**$ 2,668**	**$ 2,741**	**$ 10,426**	**$ 2,381**	**$ 1,766**	**$ 2,424**

Consolidated segment results (non-GAAP)

Unaudited; in millions

	Pro Forma Combined							Actual
	3 Months Ending				12 Months Ending	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22
Revenues:								
Advertising	$ 2,660	$ 2,825	$ 2,343	$ 2,761	$ 10,589	$ 2,710	$ 2,899	$ 2,042
Distribution	5,084	5,268	5,313	5,116	20,781	5,348	5,181	4,990
Content	2,835	2,942	3,108	4,307	13,192	3,174	2,510	2,531
Other	143	176	216	229	764	209	233	260
Total revenues	**10,722**	**11,211**	**10,980**	**12,413**	**45,326**	**11,441**	**10,823**	**9,823**
Costs of revenues, excluding depreciation and amortization	5,508	6,042	5,531	6,585	23,666	6,152	6,388	4,982
Selling, general and administrative[2]	2,697	2,669	2,781	3,087	11,234	2,908	2,669	2,417
Adjusted EBITDA	**2,517**	**2,500**	**2,668**	**2,741**	**10,426**	**2,381**	**1,766**	**2,424**
Asset impairment and (gain) loss on disposition and disposal groups	—	(72)	(223)	1	(294)	—	4	43
Restructuring and other charges	106	7	7	2	122	4	944	1,521
Depreciation and amortization	2,158	2,066	1,994	2,118	8,336	1,937	1,841	1,758
Employee share-based compensation	200	112	86	88	486	113	115	113
Transaction and integration costs	793	36	124	280	1,233	305	201	59
Amortization of fair value step-up for content	755	631	435	546	2,367	458	864	513
Operating (loss) income	**$ (1,495)**	**$ (280)**	**$ 245**	**$ (294)**	**$ (1,824)**	**$ (436)**	**$ (2,203)**	**$ (1,583)**

Studios segment

Unaudited; in millions

	Pro Forma Combined							Actual
	3 Months Ending				12 Months Ending	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22
Revenues:								
Advertising	$ 21	$ 27	$ 35	$ 40	$ 123	$ 9	$ 10	$ 8
Distribution	3	5	2	4	14	5	5	4
Content	3,069	3,197	3,173	4,917	14,356	3,352	3,187	2,884
Other	81	104	143	188	516	138	162	192
Total revenues	**3,174**	**3,333**	**3,353**	**5,149**	**15,009**	**3,504**	**3,364**	**3,088**
Costs of revenues, excluding depreciation and amortization	2,092	2,244	2,050	3,206	9,592	2,065	2,334	1,756
Selling, general and administrative[2]	652	650	747	723	2,772	629	621	570
Adjusted EBITDA	**430**	**439**	**556**	**1,220**	**2,645**	**810**	**409**	**762**
Depreciation and amortization	173	172	173	173	691	136	137	136
Employee share-based compensation	50	11	12	12	85	25	1	1
Restructuring and other charges	38	—	—	—	38	—	162	562
Transaction and integration costs	—	—	—	—	—	—	—	1
Asset impairment and (gain) loss on disposition and disposal groups	—	—	—	—	—	—	—	15
Amortization of fair value step-up for content	561	277	361	399	1,598	272	248	236
Operating (loss) income	**$ (392)**	**$ (21)**	**$ 10**	**$ 636**	**$ 233**	**$ 377**	**$ (139)**	**$ (189)**

Networks segment

Unaudited; in millions

WARNER BROS. DISCOVERY

	Pro Forma Combined					Actual		
	3 Months Ending				12 Months Ending	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22
Revenues:								
Advertising	$ 2,646	$ 2,796	$ 2,268	$ 2,683	$ 10,393	$ 2,632	$ 2,802	$ 1,944
Distribution	3,162	3,087	3,065	3,015	12,329	3,132	3,012	2,924
Content	307	219	456	292	1,274	515	241	277
Other	46	62	81	45	234	53	66	69
Total revenues	**6,161**	**6,164**	**5,870**	**6,035**	**24,230**	**6,332**	**6,121**	**5,214**
Costs of revenues, excluding depreciation and amortization	2,516	2,722	2,392	2,444	10,074	2,962	3,020	1,906
Selling, general and administrative(2)	770	760	766	873	3,169	784	744	678
Adjusted EBITDA	**2,875**	**2,682**	**2,712**	**2,718**	**10,987**	**2,586**	**2,357**	**2,630**
Depreciation and amortization	1,384	1,323	1,269	1,373	5,349	1,282	1,199	1,133
Employee share-based compensation	9	8	11	13	41	9	—	—
Restructuring and other charges	19	7	7	2	35	4	303	354
Transaction and integration costs	4	—	—	—	4	(1)	1	1
Amortization of fair value step-up for content	121	280	1	74	476	126	294	2
Inter-segment eliminations	—	—	—	—	—	—	(2)	30
Asset impairment and (gain) loss on disposition and disposal groups	—	(72)	—	(1)	(73)	—	—	—
Operating income	**$ 1,338**	**$ 1,136**	**$ 1,424**	**$ 1,257**	**$ 5,155**	**$ 1,166**	**$ 562**	**$ 1,110**

DTC segment

Unaudited; in millions, except for ARPU[3]

	Pro Forma Combined							Actual
	3 Months Ending				12 Months Ending	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22
Revenues:								
Advertising	$ 19	$ 37	$ 54	$ 70	$ 180	$ 81	$ 97	$ 106
Distribution	1,919	2,176	2,246	2,097	8,438	2,211	2,164	2,062
Content	112	136	194	191	633	221	143	145
Other	6	3	3	2	14	2	6	4
Total revenues	**2,056**	**2,352**	**2,497**	**2,360**	**9,265**	**2,515**	**2,410**	**2,317**
Costs of revenues, excluding depreciation and amortization	1,496	1,655	1,768	1,938	6,857	1,994	2,065	2,118
Selling, general and administrative[2]	1,077	1,008	1,038	1,150	4,273	1,175	903	833
Adjusted EBITDA	**(517)**	**(311)**	**(309)**	**(728)**	**(1,865)**	**(654)**	**(558)**	**(634)**
Depreciation and amortization	532	499	483	499	2,013	470	447	426
Employee share-based compensation	5	3	6	2	16	1	(1)	(1)
Restructuring and other charges	4	1	—	—	5	—	472	517
Transaction and integration costs	—	—	—	1	1	1	—	—
Amortization of fair value step-up for content	73	74	73	73	293	60	81	94
Inter-segment eliminations	—	—	—	—	—	—	10	(10)
Asset impairment and (gain) loss on disposition and disposal groups	—	—	—	1	1	—	4	—
Operating loss	**$ (1,131)**	**$ (888)**	**$ (871)**	**$ (1,304)**	**$ (4,194)**	**$ (1,186)**	**$ (1,571)**	**$ (1,660)**

	Subscriber Metrics							
	Quarter Ending				12 Months Ending	Quarter Ending		
	3/31/21	6/30/21	9/31/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22
Global HBO Max, HBO, and Discovery+ Subscribers[4]		**75.8**	**79.9**	**86.0**	**86.0**	**90.4**	**92.1**	**94.9**
Global ARPU							**$ 7.66**	**$ 7.52**
Domestic Subscribers		49.7	48.8	51.1	51.1	53.3	53.0	53.5
Domestic ARPU							$ 10.54	$ 10.66
International Subscribers		26.1	31.1	34.9	34.9	37.1	39.1	41.4
International ARPU							$ 3.69	$ 3.68

Corporate, and Inter-segment Eliminations

Unaudited; in millions

	Pro Forma Combined							Actual
	3 Months Ending				12 Months Ending	3 Months Ending		
Corporate Segment	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22
Adjusted EBITDA	**(278)**	**(341)**	**(326)**	**(406)**	**(1,351)**	**(357)**	**(405)**	**(340)**
Employee share-based compensation	136	90	57	61	344	78	115	113
Depreciation and amortization	69	72	69	73	283	49	58	63
Restructuring and other charges	45	(1)	—	—	44	—	25	93
Transaction and integration costs	789	36	124	279	1,228	305	200	57
Amortization of fair value step-up for content	—	—	—	—	—	—	—	—
Asset impairment and (gain) loss on disposition and disposal groups	—	—	(223)	1	(222)	—	—	28
Inter-segment eliminations	—	—	—	—	—	—	(8)	(20)
Operating loss	**$ (1,317)**	**$ (538)**	**$ (353)**	**$ (820)**	**$ (3,028)**	**$ (789)**	**$ (795)**	**$ (674)**

	Pro Forma Combined							Actual
	3 Months Ending				12 Months Ending	3 Months Ending		
Inter-segment Eliminations	3/31/21	6/30/21	9/31/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22
Inter-segment revenue eliminations	$ (675)	$ (648)	$ (751)	$ (1,145)	$ (3,219)	$ (926)	$ (1,088)	$ (785)
Inter-segment expense eliminations	(682)	(679)	(786)	(1,082)	(3,229)	(922)	(1,051)	(791)
Adjusted EBITDA	**$ 7**	**$ 31**	**$ 35**	**$ (63)**	**$ 10**	**$ (4)**	**$ (37)**	**$ 6**
Restructuring and other charges	—	—	—	—	—	—	(18)	(5)
Amortization of fair value step-up for content	—	—	—	—	—	—	241	181
Operating loss	**$ 7**	**$ 31**	**$ 35**	**$ (63)**	**$ 10**	**$ (4)**	**$ (260)**	**$ (170)**

Free Cash Flow (non-GAAP); Net debt (non-GAAP)

WARNER BROS. DISCOVERY

Reported unless where otherwise noted; unaudited; in millions

	Reported							
	3 Months Ending				12 Months Ending	3 Months Ending		
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22
Reported Free Cash Flow:								
Cash provided by (used for) operating activities	$ 269	$ 834	$ 811	$ 884	$ 2,798	$ 323	$ 1,011	$ 124
Less: Purchases of property and equipment	(90)	(77)	(106)	(100)	(373)	(85)	(222)	(316)
Reported Free Cash Flow[5]	**$ 179**	**$ 757**	**$ 705**	**$ 784**	**$ 2,425**	**$ 238**	**$ 789**	**$ (192)**
Reported Gross to Net Debt:								
Current portion of debt	$ 351	$ 585	$ 349	$ 339	$ 339	$ 794	$ 1,097	$ 1,257
Plus: Noncurrent portion of debt	15,115	14,899	14,868	14,848	14,848	14,030	51,662	48,887
Plus: Finance leases	222	217	266	255	255	249	284	268
Less: Cash and cash equivalents	2,008	2,834	3,126	3,905	3,905	4,165	3,896	2,513
Reported Net Debt[6]	$ 13,680	$ 12,866	$ 12,358	$ 11,544	$ 11,544	$ 10,910	$ 49,147	$ 47,899
LTM EBITDA[7][*]	3,920	3,910	3,682	3,817	3,817	4,007	9,556	9,312
LTM Leverage Ratio[8]	**3.5x**	**3.3x**	**3.4x**	**3.0x**	**3.0x**	**2.7x**	**5.1x**	**5.1x**

[*] For the periods ending 3/31/21 through 3/31/22, LTM EBITDA is based on historical Discovery, Inc. standalone Adjusted OIBDA.

For the periods ending 6/30/22 and 9/30/22, LTM EBITDA is based on pro forma combined Adjusted EBITDA contained in this trending schedule.

For more information, please refer note seven (7) in the Notes and Definitions as well as the *New Financial Measures* disclosure.

Notes & Definitions 1). Adjusted EBITDA - The Company evaluates the operating performance of its operating segments based on financial measures such as revenues and Adjusted EBITDA. Adjusted EBITDA is defined as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring, facility consolidation, and other charges, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) certain inter-segment eliminations, (vii) third-party transaction and integration costs, (viii) amortization of purchase accounting fair value step-up for content, (ix) amortization of capitalized interest for content, and (x) other items impacting comparability. The Company uses this measure to assess the operating results and performance of its segments, perform analytical comparisons, identify strategies to improve performance, and allocate resources to each segment. The Company believes Adjusted EBITDA is relevant to investors because it allows them to analyze the operating performance of each segment using the same metric management uses. The Company excludes employee share-based compensation, restructuring and other charges, certain impairment charges, gains and losses on business and asset dispositions, and transaction and integration costs from the calculation of Adjusted EBITDA due to their impact on comparability between periods. The Company also excludes the depreciation of fixed assets and amortization of intangible assets, as these amounts do not represent cash payments in the current reporting period. Certain corporate expenses and inter-segment eliminations related to production studios are excluded from segment results to enable executive management to evaluate segment performance based upon the decisions of segment executives. Adjusted EBITDA should be considered in addition to, but not a substitute for, operating income, net income, and other measures of financial performance reported in accordance with U.S. GAAP. 2). Selling, general and administrative (SG&A) - SG&A expenses exclude employee share-based compensation, third-party transaction and integration costs, and amortization of fair value step-up for content. 3). Average Revenue Per Subscriber ("ARPU") - The Company defines ARPU as total subscription revenue plus advertising revenue (net of advertising and programmatic commissions) for the period divided by the daily-average number of paying subscribers for the period. Where daily values are not available, the sum of beginning of period and end of period divided by two is used. Excluded from the ARPU calculation are: (i) HBO Max/HBO Hotel and Bulk Institution subscription revenue and subscribers (i.e., subscribers billed on a bulk basis); (ii) Cinemax subscription revenue and subscribers; (iii) HBO Basic subscription revenue and subscribers (International-only); (iv) Non-discovery+ DTC revenue and subscribers; and (v) Non-Core discovery+ revenue and subscribers. 4). Direct-to-Consumer ("DTC") subscriber - We define a “Core Direct-to-Consumer ("DTC") Subscription” as: (i) a retail subscription to discovery+, HBO or HBO Max for which we have recognized subscription revenue, whether directly or through a third party, from a direct-to-consumer platform; (ii) a wholesale subscription to discovery+, HBO, or HBO Max for which we have recognized subscription revenue from a fixed-fee arrangement with a third party and where the individual user has activated their subscription; and (iii) a wholesale subscription to discovery+, HBO or HBO Max for which we have recognized subscription revenue on a per subscriber basis. We may refer to the aggregate number of Core DTC Subscriptions as “subscribers." The reported number of “subscribers” included herein and the definition of “Core DTC Subscription” as used herein excludes: (i) individuals who subscribe to DTC products, other than discovery+, HBO and HBO Max, that may be offered by us or by certain joint venture partners or affiliated parties from time to time; (ii) a limited number of international discovery+ subscribers that are part of non-strategic partnerships or short-term arrangements as may be identified by the Company from time to time (such subscribers may also be referred to as “non-core” subscribers); (iii) domestic and international Cinemax subscribers, and international basic HBO subscribers; and (iv) users on free trials. Domestic subscriber - We define a Domestic subscriber as a subscription based either in the United States of America or Canada. International subscriber - We define an International subscriber as a subscription based outside of the United States of America or Canada. 5). Free Cash Flow - The Company defines free cash flow as cash flow from operations less acquisitions of property and equipment. The Company believes free cash flow is an important indicator for management and investors of the Company’s liquidity, including its ability to reduce debt, make strategic investments, and return capital to stockholders. For the periods ended March 31, 2021 (3/31/21) through March 31, 2022 (3/31/22), Reported Free Cash Flow represents standalone Discovery, Inc. Free Cash Flow. For the period ended June 30, 2022 (6/30/22), Reported Free Cash Flow represents results for Discovery, Inc. for April 1 - June 30, 2022, and the WarnerMedia Business for April 9 - June 30, 2022. For the period ended September 30, 2022 (9/30/22), Reported Free Cash Flow represents results for standalone Warner Bros. Discovery 6). Net Debt - The Company defines net debt as total debt plus finance leases less cash and cash equivalents, and restricted cash 7). LTM EBITDA - LTM EBITDA is calculated by summing the most recent four quarters of Adjusted EBITDA. For the periods ended March 31, 2021 (3/31/21) through March 31, 2022 (3/31/22), LTM EBITDA is calculated using a four period sum of standalone Discovery, Inc. Adjusted OIBDA. Historical Discovery, Inc. Adjusted OIBDA and reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available on the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. For the periods ended June 30, 2022 (6/30/22) and September 30, 2022 (9/30/22), LTM EBITDA is calculated using a four period sum of pro forma combined Adjusted EBITDA. Pro forma combined Adjusted EBITDA and reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the trending schedules and on the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. 8). LTM Leverage Ratio - LTM Leverage ratio is calculated by dividing net debt by LTM EBITDA